Exhibit 99.2

STATE CAPITAL CORP.

AND SUBSIDIARIES

Consolidated Financial Statements

March 31, 2020 (Unaudited)

December 31, 2019

STATE CAPITAL CORP. AND SUBSIDIARIES

GREENWOOD, MISSISSIPPI

CONSOLIDATED BALANCE SHEETS

(In Thousands, Except for Share Data)

A S S E T S

	March 31, 2020	December 31, 2019
	Unaudited
Cash and due from banks	$42,181	$29,277
Federal funds sold	31,378	6,573

Cash and cash equivalents	73,559	35,850
Interest bearing deposits in other banks	1,755	11,668
Securities available-for-sale	98,070	104,719
Loans	899,539	905,654
Less allowance for loan losses	(7,281)	(7,887)

Loans, net	892,258	897,767
Bank premises and equipment, net	31,884	32,104
Accrued interest receivable	3,665	3,830
Other assets	83,080	77,878

Total Assets	$1,184,271	$1,163,816

The accompanying notes are an integral part of these consolidated financial statements.

L I A B I L I T I E S    A N D    S T O C K H O L D E R S’    E Q U I T Y

	March 31, 2020	December 31, 2019
	Unaudited
LIABILITIES
Non-interest bearing deposits	$139,347	$130,238
Interest bearing deposits	876,567	868,077
Notes payable	13,979	15,366
Subordinated debentures	15,465	15,465
Accrued interest payable	2,859	2,807
Other liabilities	26,757	17,864

Total liabilities	1,074,974	1,049,817

COMMITMENTS AND CONTINGENCIES	—	—
STOCKHOLDERS’ EQUITY
Common stock—authorized 5,000,000 shares:
Class A voting common stock of $1.25 par value; 3,504,503 and 3,506,815 shares issued and outstanding	4,381	4,384
Class B non voting common stock of $1.25 par value; 26,502 shares issued and outstanding	33	33
Additional paid-in capital	58,026	58,117
Retained earnings	46,580	51,824
Accumulated other comprehensive income (loss), net	277	(359)

Total stockholders’ equity	109,297	113,999

Total Liabilities and Stockholders’ Equity	$1,184,271	$1,163,816

STATE CAPITAL CORP. AND SUBSIDIARIES

GREENWOOD, MISSISSIPPI

CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, Except for Share Data)

	(Unaudited)
	Three Months Ended
	March 31
	2020	2019
INTEREST INCOME
Interest and fees on loans	$11,849	$11,161
Taxable investment income	535	847
Tax-exempt investment income	39	40
Federal funds sold	106	377
Interest bearing deposits	28	23

Total interest income	12,557	12,448

INTEREST EXPENSE
Deposits	2,775	2,807
Short-term borrowings	—	1
Other borrowings	227	357

Total interest expense	3,002	3,165

NET INTEREST INCOME	9,555	9,283
Provision for loan losses	27	292

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,528	8,991

OTHER OPERATING INCOME
Service charges and fees on deposit accounts	823	801
Other income	829	1,047

	1,652	1,848

The accompanying notes are an integral part of these consolidated financial statements.

STATE CAPITAL CORP. AND SUBSIDIARIES

GREENWOOD, MISSISSIPPI

CONSOLIDATED STATEMENTS OF OPERATIONS

(In Thousands, Except for Share Data)

	(Unaudited) Three Months Ended March 31
	2020	2019
OTHER OPERATING EXPENSE
Salaries and employee benefits	$11,713	$5,283
Net occupancy expenses	940	897
Equipment and data processing expenses	5,725	641
Other operating expenses	2,878	1,582

	21,256	8,403

INCOME BEFORE INCOME TAX EXPENSE	(10,076)	2,436
Income tax expense (benefit)	(5,452)	577

NET INCOME (LOSS)	$(4,624)	$1,859

Earnings (loss) per share
Basic	$(1.31)	$0.53

Diluted	$(1.31)	$0.53

The accompanying notes are an integral part of these consolidated financial statements.

STATE CAPITAL CORP. AND SUBSIDIARIES

GREENWOOD, MISSISSIPPI

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In Thousands, Except for Share Data)

	(Unaudited) Three Months Ended March 31
	2020	2019
NET INCOME	$(4,624)	$1,859

OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized gains (losses) on securities:
Unrealized holdings losses arising during the period, net of tax of $211 and $324, respectively	635	975
Less: reclassification adjustments for gains included in net income, net of tax of $0 in 2020	1	—

Total other comprehensive income (loss)	636	975

TOTAL COMPREHENSIVE INCOME	$(3,988)	$2,834

The accompanying notes are an integral part of these consolidated financial statements.

STATE CAPITAL CORP. AND SUBSIDIARIES

GREENWOOD, MISSISSIPPI

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

(Unaudited)

(In Thousands, Except for Share Data)

	Class A Common Stock		Class B Common Stock		Additional Paid-in Capital	Retained Earnings	Unallocated ESOP Shares	Accumulated Other Comprehensive Loss	Total
	Shares	Amount	Shares	Amount
Balance at January 1, 2019	3,514,671	$4,393	26,502	$33	$58,340	$46,226	$(19)	$(1,962)	$107,011
Net income	—	—	—	—	—	1,859	—	—	1,859
ASU 2016-01 cumulative effect of equity securities adjusted to market	—	—	—	—	—	(61)	—	—	(61)
Other comprehensive income (loss), net of tax $ 324	—	—	—	—	—	—	—	975	975
Cash dividends declared:
Class A common stock ($.15 per share)	—	—	—	—	—	(526)	—	—	(526)
Class B common stock ($ .2125 per share)	—	—	—	—	—	(6)	—	—	(6)
Unallocated ESOP shares	—	—	—	—	3	—	19	—	22

Balance at March 31, 2019	3,514,671	$4,393	26,502	$33	$58,343	$47,492	$—	$(987)	$109,274

Balance at January 1, 2020	3,506,815	$4,384	26,502	$33	$58,117	$51,824	$—	$(359)	$113,999
Net income	—	—	—	—	—	(4,624)		—	(4,624)
Other comprehensive income (loss), net of tax $ 211	—	—	—	—	—	—		636	636
Repurchase of stock	(2,312)	(3)	—	—	(91)	—		—	(94)
Cash dividends declared:
Class A common stock ($.175 per share)	—	—	—	—	—	(614)		—	(614)
Class B common stock ($ .2375 per share)	—	—	—	—	—	(6)		—	(6)

Balance at March 31, 2020	3,504,503	$4,381	26,502	$33	$58,026	$46,580	$—	$277	$109,297

The accompanying notes are an integral part of these consolidated financial statements.

STATE CAPITAL CORP. AND SUBSIDIARIES

GREENWOOD, MISSISSIPPI

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands, Except for Share Data)

	(Unaudited) Three Months Ended March 31
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$(4,624)	$1,859
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of premises and equipment	383	397
Provision for loan losses	27	292
Amortization of intangible assets	52	51
Net investment amortization	181	147
Realized gain on sales of investments	(1)	—
Net gain on marketable equity securities	(12)	(2)
Net (gain) loss on sales of ORE	(10)	(5)
Write-down of repossessed assets	42	—
Release of unallocated ESOP shares	—	22
Deferred income taxes	4,228	(274)
Change in:
Accrued interest receivable	165	14
Cash value of life insurance	(182)	(177)
Change in:
Accrued interest payable	52	68
Deferred compensation	2,955	(150)
Other, net	(4,174)	386

Net cash provided by operating activities	(918)	2,628

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of securities available-for-sale	(30,136)	(11,948)
Sales and maturities of securities available-for-sale	37,452	3,574
Net (increase) decrease in:
Interest bearing bank balances	9,913	295
Loans	5,314	3,450
Premises and equipment	(163)	(144)
Proceeds from sales of other real estate	87	35
Federal Home Loan Bank stock transactions	(12)	(17)
Other stock transactions	674	(2)

Net cash used in investing activities	23,129	(4,757)

The accompanying notes are an integral part of these consolidated financial statements.

STATE CAPITAL CORP. AND SUBSIDIARIES

GREENWOOD, MISSISSIPPI

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In Thousands, Except for Share Data)

	(Unaudited) Three Months Ended March 31
	2020	2019
CASH FLOWS FROM FINANCING ACTIVITIES
Net increase (decrease) in:
Non-interest bearing deposits	$9,109	$(4,976)
Money market, NOW and savings deposits	13,386	(17,714)
Certificates of deposits	(4,896)	6,042
Short-term borrowings	—	154
Federal Home Loan Bank advances	(1,387)	(1,365)
Dividends paid	(620)	(532)
Repurchase of common stock	(94)	—

Net cash provided by financing activities	15,498	(18,391)

Net increase (decrease) in cash and cash equivalents	37,709	(20,520)
Cash and cash equivalents—beginning of period	35,850	91,199

Cash and cash equivalents—end of period	$73,559	$70,679

Supplemental disclosures of cash flow information:
Interest paid	$3,167	$3,179

Income taxes paid	$248	$—

Acquisition of other real estate in noncash foreclosures	$168	$110

The accompanying notes are an integral part of these consolidated financial statements.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Basis of Presentation and Accounting Estimates

State Capital Corp. (the “Company”) is a bank holding company whose business is conducted by its wholly-owned subsidiary, State Bank & Trust Co. (the “Bank”). The Bank is a state-chartered commercial bank headquartered in Greenwood, Leflore county, Mississippi and provides a full range of banking services to individual and corporate customers through its offices in Mississippi, Louisiana, and Alabama. As a state-chartered bank, the Bank is subject to the regulations of certain Federal and State agencies and undergoes periodic examinations by these regulatory agencies.

The accounting and reporting policies of the Company conform to U.S. generally accepted accounting principles. Certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted. All adjustments which are, in the opinion of management, necessary for a fair presentation of the results for the periods reported have been included in the accompanying unaudited consolidated financial statements, and all adjustments are of a normal recurring nature. It is suggested that these interim consolidated financial statements and notes be read in conjunction with the audited financial statements.

Unaudited Interim Consolidated Financial Information

The accompanying consolidated balance sheet as of March 31, 2020, the consolidated statements of operations, comprehensive income and cash flows for the three months ended March 31, 2020 and 2019 and the consolidated statement of changes in stockholders’ equity for the three months ended March 31, 2020 are unaudited. The unaudited interim consolidated financial statements have been prepared on the same basis as the annual consolidated financial statements and in the opinion of management, reflect all adjustments, which include only normal recurring adjustments, necessary to present fairly the Company’s financial position as of March 31, 2020 and its results of operations and cash flows for the three months ended March 31, 2020 and 2019. The financial data and the other information disclosed in these notes to the consolidated financial statements related to these three month periods are unaudited.

Critical Accounting Policies

The most significant accounting policies are presented in the notes to the audited consolidated financial statements presented elsewhere. Certain accounting policies require management to make significant estimates and assumptions that have a material effect on the carrying value of certain assets and liabilities, and these are considered to be critical accounting policies. The estimates and assumptions used are based on historical experience and other factors that management believes to be reasonable under the circumstances. Actual results could differ significantly from these estimates and assumptions, which could have a material impact on the carrying value of assets and liabilities at the balance sheet dates on the results of operations for the reporting periods.

Earnings Per Share

Basic earnings (loss) per share represents income available to common shareholders computed by dividing net earnings (losses) by the weighted average number of shares outstanding during the period (both Class A and Class B shares). Unallocated (pledged) ESOP shares are not considered as outstanding shares for the purpose of basic earnings (loss) per share. Diluted earnings (loss) per share are computed by dividing net earnings (loss) by the weighted average number outstanding shares during the period that would have been outstanding assuming the issuance of common shares for all dilutive potential common shares outstanding during the reporting period.

	March 31, 2020	March 31, 2019
Net income (loss)	$(4,624)	$1,859

Weighted average shares outstanding	3,532,592	3,540,809

Diluted shares outstanding	3,532,592	3,541,173

Basic earnings (loss) per share	$(1.31)	$0.53

Diluted earnings (loss) per share	$(1.31)	$0.53

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Securities

The following is a summary of the amortized cost and fair value of securities available-for-sale:

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
March 31, 2020:
U. S. Government agencies	$10,286	$22	$38	$10,270
Mortgage-backed investments	66,315	1,049	140	67,224
States and political subdivisions	5,427	133	1	5,559
Corporate obligations	15,673	—	656	15,017

Total debt securities	$97,701	$1,204	$835	$98,070

December 31, 2019:
U. S. Government agencies	$12,605	$1	$71	$12,535
Mortgage-backed investments	71,018	209	551	70,676
States and political subdivisions	5,440	105	—	5,545
Corporate obligations	16,135	7	179	15,963

Total debt securities	$105,198	$322	$801	$104,719

The Company routinely conducts periodic reviews to identify and evaluate investment securities to determine whether an other-than-temporary impairment has occurred on these securities. Default rates, discount rates, and recovery percentages are used to determine if an unrealized loss is other-than-temporary. There was no amount included in earnings related to the credit loss for which an other-than-temporary impairment was not previously recognized for the three months ended March 31, 2020 or 2019. Following is a summary of available-for-sale securities which were in an unrealized loss position and the length of time that individual securities have been in a continuous loss position.

	Less Than 12 Months			12 Months or More			Total
	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
March 31, 2020:
U.S Government agencies	—	$—	$—	3	$4,042	$(38)	$4,042	$(38)
Mortgage-backed investments	2	5,254	(62)	10	11,555	(78)	16,809	(140)
States and political subdivisions	1	353	(1)	—	—	—	353	(1)
Corporate obligations	5	8,871	(280)	3	6,146	(376)	15,017	(656)

	8	$14,478	$(343)	16	$21,743	$(492)	$36,221	$(835)

December 31, 2019:
U.S Government agencies	1	$2,363	$(8)	5	$8,266	$(63)	$10,629	$(71)
Mortgage-backed investments	6	9,173	(35)	30	39,674	(516)	48,847	(551)
States and political subdivisions	—	—	—	1	1,004	—	1,004	—
Corporate obligations	7	14,977	(179)	—	—	—	14,977	(179)

	14	$26,513	$(222)	36	$48,944	$(579)	$75,457	$(801)

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Securities (continued)

The amortized cost and fair value of available for sale securities as of March 31, 2020, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with, or without, call or prepayment penalties.

	Amortized Cost	Fair Value
One year or less	$2,427	$2,440
After one through five years	68,275	68,788
After five through ten years	21,969	21,607
After ten years	5,030	5,235

	$97,701	$98,070

The fair value of securities available-for-sale which were pledged to secure public deposits, short-term borrowings and for other purposes required or permitted by law, totaled $160,628 and $152,697 at March 31, 2020 and December 31, 2019, respectively.

The following is a summary of gross realized gains and losses on sales of available-for-sale securities during the three-month periods ended March 31, 2020 and March 31, 2019:

	March 31, 2020	March 31, 2019
Gross realized gains	$1	$—
Gross realized losses	—	—

	$1	$—

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans

The Bank’s loan portfolio includes commercial, consumer, agricultural and real estate loans primarily in the Bank’s market areas throughout the states of Mississippi, Louisiana, and Alabama. Although the Bank has a diversified loan portfolio, the Bank has a concentration of credit risks related to the real estate market, the agricultural market, and general economic conditions in the Bank’s market areas. The composition of the loan portfolio at March 31, 2020 and December 31, 2019 follows.

	2020	2019
Secured by real estate:
One to four family residential	$205,528	$210,541
Multifamily residential	22,861	26,616
Commercial	398,674	392,009
Farmland	67,893	69,480
Construction and land development	106,636	111,022
Agricultural loans	15,176	12,873
Consumer loans	21,197	21,864
Commercial	59,787	58,970
Other	1,787	2,279

	$899,539	$905,654

The Bank has an established methodology to determine the adequacy of the allowance for loan losses that assesses the risks and losses inherent in the Bank’s portfolio. For purposes of determining the allowance for loan losses, the Bank segments loans in its portfolio by class code. The models and assumptions the Bank uses to determine the allowance are reviewed to ensure that their theoretical foundation, assumptions, data integrity, computational processes, reporting practices, and end-user controls are appropriate and properly documented.

The Bank’s Estimation Process

The Bank estimates loan losses using 5-year, 3-year, and single year average historical loss percentages for all loans, which are based on historical loss percentages and estimated losses on individually evaluated impaired loans. Management then applies judgment to develop its own view of loss probability using external and internal parameters with the objective of establishing an allowance for the losses inherent for these portfolios as of the reporting date.

Substantially all of the Bank’s consumer loans are secured by collateral. In order to track and measure the risk of nonperformance for these loans, the Bank periodically obtains updates of the credit scores for all loans and considers local economic factors which may affect collateral values.

Reflected in the portions of the allowance previously described is an amount for uncertainty inherent in estimates used for the allowance, which may change from period to period. This amount is the result of management’s judgment of risks inherent in the portfolios, economic uncertainties, historical loss experience and other subjective factors, including industry trends, calculated to better reflect the Bank’s view of risk in the loan portfolio. No single statistic or measurement determines the adequacy of the allowance for loan loss. Changes in the allowance for loan loss and the related provision expense can materially affect net income.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Loans by Segment

The total allowance reflects management’s estimate of loan losses inherent in the loan portfolio at the balance sheet date. The Bank considers the allowance for loan losses of $7,281 adequate to cover loan losses inherent in the loan portfolio at March 31, 2020. The following table presents by loan segment, the changes in the allowance for loan losses and the recorded investment in loans

Allowance for Loan Losses and Recorded Investment in Loans

For the Three Months Ended March 31, 2020

	Construction			Commercial			One to
	& Land		Commercial	&			Four Family
	Development	Multifamily	Real Estate	Industrial	Agricultural	Farmland	Residential	Consumer	Other	Unallocated	Total
Allowance for Loan Losses:
Beginning balance	$1,658	$213	$1,780	$348	$113	$598	$1,729	$185	$6	$1,257	$7,887
Charge-offs	(122)	(124)	(95)	(42)	—	—	(204)	(33)	—	(48)	(668)
Recoveries	—	—	—	6	—	6	6	17	—	—	35
Provision	(330)	15	450	61	18	(27)	(16)	16	(1)	(159)	27

Ending balance	$1,206	$104	$2,135	$373	$131	$577	$1,515	$185	$5	$1,050	$7,281

Ending allowance balance,
Individually evaluated for impairment	$6	$—	$4	$54	$—	$8	$184	$16	$—	$—	$272
Collectively evaluated for impairment	1,200	104	2,131	319	131	569	1,331	169	5	1,050	7,009

	$1,206	$104	$2,135	$373	$131	$577	$1,515	$185	$5	$1,050	$7,281

Ending loan balance,
Individually evaluated for impairment	$262	$94	$860	$72	$37	$1,474	$3,223	$59	$—	$—	$6,081
Collectively evaluated for impairment	106,374	22,767	397,814	59,715	15,139	66,419	202,305	21,138	1,787	—	893,458

	$106,636	$22,861	$398,674	$59,787	$15,176	$67,893	$205,528	$21,197	$1,787	$—	$899,539

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Loans by Segment (continued)

The following table presents by loan segment, the changes in the allowance for loan losses and the recorded investment in loans.

Allowance for Loan Losses and Recorded Investment in Loans

For the Year Ended December 31, 2019

	Construction			Commercial			One to
	& Land		Commercial	&			Four Family
	Develpment	Multifamily	Real Estate	Industrial	Agricultural	Farmland	Residential	Consumer	Other	Unallocated	Total
Allowance for Loan Losses:
Beginning balance	$1,206	$1,082	$1,892	$297	$171	$595	$2,090	$148	$10	$1,126	$8,617
Charge-offs	(20)	—	(606)	(116)	—	—	(692)	(208)	—	(172)	(1,814)
Recoveries	16	—	2	5	2	—	548	55	—	—	628
Provision	456	(869)	492	162	(60)	3	(217)	190	(4)	303	456

Ending balance	$1,658	$213	$1,780	$348	$113	$598	$1,729	$185	$6	$1,257	$7,887

Ending allowance balance,
Individually evaluated for impairment	$131	$104	$152	$64	$3	$10	$321	$21	$—	$—	$806
Collectively evaluated for impairment	1,527	109	1,628	284	110	588	1,408	164	6	1,257	7,081

	$1,658	$213	$1,780	$348	$113	$598	$1,729	$185	$6	$1,257	$7,887

Ending loan balance,
Individually evaluated for impairment	$398	$220	$1,497	$87	$106	$1,481	$3,337	$80	$—	$—	$7,206
Collectively evaluated for impairment	110,624	26,396	390,512	58,883	12,767	67,999	207,204	21,784	2,279	—	898,448

	$111,022	$26,616	$392,009	$58,970	$12,873	$69,480	$210,541	$21,864	$2,279	$—	$905,654

Credit Quality Information

All loans are subject to individual risk assessments using the following factors: ability of the borrower to pay, financial condition of the borrower, management ability of the borrower, collateral and guarantors, loan structure, and industry and economics.

The Bank uses the following risk rating definitions during the three months ended March 31, 2020, to assess risk within its loan portfolio. These risk rankings have been enhanced from the prior year but not substantially changed.

Grade 1 - Virtually No Risk - Credits in this category are virtually risk-free. Credits are secured by assignment of certificates of deposit issued by the Bank, U.S. Treasury Notes, or properly margined, readily marketable securities. In all cases, positive control of the collateral must be maintained by the Bank. The repayment program is well-defined and achievable, and repayment sources are numerous. No material documentation deficiencies or exceptions exist.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Credit Quality Information (continued)

Grade 2 - Minimal Credit Risk - This grade is reserved for new loans that are within guidelines and where the borrowers have documented significant overall financial strength and a liquid financial statement. These loans have multiple and excellent sources of repayment, with no significant identifiable risk of collection, and conform in all respects to policy, guidelines, underwriting standards, and federal and state regulations (no exceptions of any kind).

Grade 3 - Satisfactory Credit Risk - This grade is reserved for loans which exhibit satisfactory credit risk. These loans have excellent sources of repayment, with no significant identifiable risk of collection. Generally, loans assigned this risk grade will demonstrate the following characteristics: (a) conformity in all respects with policy, guidelines, underwriting standards, and federal and state regulations (no exceptions of any kind), (b) documented historical and/or expected operational cash flow that meets or exceeds required minimum Bank guidelines, or that can be supplemented with verifiable cash flow from other sources to cover all required principal payments on term debt plus provide any funds required for working capital growth or fixed asset acquisition, and (c) adequate secondary sources to liquidate the debt, including combinations of liquidity, liquidation of collateral, or liquidation value to the net worth of the borrower or guarantor.

Grade 4 - Marginal Credit Risk - This grade is given to acceptable loans. These loans have adequate sources of repayment, with little identifiable risk of collection. Loans assigned this risk grade will demonstrate the following characteristics: (a) general conformity to the Bank’s underwriting requirements, with limited exceptions to policy, product or underwriting guidelines, (b) documented historical and/or expected operational cash flow that meets or exceeds required minimum Bank guidelines, or that can be supplemented with verifiable cash flow from other sources to cover all required principal payments on term debt plus provide any funds required for working capital growth or fixed asset acquisition, and (c) adequate secondary sources to liquidate the debt, including combinations of liquidity, liquidation of collateral, or liquidation value to the net worth of the borrower or guarantor.

Grade 5 - Weak Pass - This grade is given to loans that show signs of weakness in either adequate sources of repayment or collateral, but have demonstrated mitigating factors that minimize the risk of delinquency or loss.

Grade 6 - Special Mention - Loans with underwriting guideline tolerances and/or exceptions and with no mitigating factors. Loans assigned to this category are currently protected but are potentially weak. While concerns exist, the Bank is currently protected and loss is unlikely. These loans constitute an undue and unwarranted credit risk but not to the point of justifying a classification of Substandard. They have potential weaknesses that may, if not checked or corrected, weaken the asset or inadequately protect the Bank’s credit position at some future date.

Grade 7 - Substandard - A substandard loan is inadequately protected by the current sound net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans classified as substandard must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt; they are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. Loans in this category are characterized by deterioration in quality exhibited by any number of well-defined weaknesses requiring corrective action.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Credit Quality Information (continued)

Grade 8 - Doubtful - Loans classified Doubtful have all the weaknesses inherent in loans classified Substandard, plus the added characteristic that the weaknesses make collection or liquidation in full on the basis of currently existing facts, conditions, and values highly questionable and improbable. The possibility for loss is high, but because of certain pending factors that may work to the advantage of the Bank, classification of a loss is deferred until a more exact status is determined.

Grade 9 - Loss - Loans classified Loss are considered uncollectable and of such little value that their continuance as assets is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather that it is not practical or desirable to defer writing off this worthless loan even though partial recovery may be affected in the future.

The table below presents classes of outstanding loans by risk category:

Credit Quality Indicators

Credit Risk Profile by Creditworthiness Category by Class of Loan

For the Three Months Ended March 31, 2020

	Construction & Land Development	Multifamily	Commercial Real Estate	Commercial & Industrial	Agricultural	Farmland	One to Four Family Residential	Consumer	Other
Grade 1	$—	$—	$—	$5,837	$20	$—	$210	$5,653	$—
Grade 2	—	—	52	14	—	—	—	—	—
Grade 3	9,663	1,005	34,141	16,801	840	9,116	12,949	4	—
Grade 4	49,895	12,957	271,807	29,816	4,020	45,105	169,790	15,481	1,787
Grade 5	46,816	1,867	88,959	7,115	10,258	11,905	19,405	—	—
Grade 6	—	6,938	2,855	135	—	293	5	—	—
Grade 7	262	94	860	69	38	1,474	3,169	59	—

Total	$106,636	$22,861	$398,674	$59,787	$15,176	$67,893	$205,528	$21,197	$1,787

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Credit Quality Information (continued)

The table below present classes of outstanding loans by risk category:

Credit Quality Indicators

Credit Risk Profile by Creditworthiness Category by Class of Loan

For the Year Ended December 31, 2019

	Construction & Land Development	Multifamily	Commercial Real Estate	Commercial & Industrial	Agricultural	Farmland	One to Four Family Residential	Consumer	Other
Grade 1	$—	$—	$—	$5,576	$97	$—	$211	$5,930	$—
Grade 2	—	—	—	15	—	—	—	—	—
Grade 3	9,430	715	30,816	14,075	672	8,156	12,838	7	—
Grade 4	57,562	16,816	273,991	31,186	6,567	47,190	174,385	15,846	2,279
Grade 5	43,633	1,903	82,947	7,897	5,431	12,290	19,763	—	—
Grade 6	—	6,961	3,017	135	—	363	7	—	—
Grade 7	398	220	1,238	87	106	1,481	3,337	80	—

Total	$111,023	$26,615	$392,009	$58,971	$12,873	$69,480	$210,541	$21,863	$2,279

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Troubled Debt Restructurings

The following table includes loans modified as TDRs by portfolio class at March 31, 2020:

	Number of Loans	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Troubled Debt Restructurings:
Construction & Land Development	2	$573	$183
Commercial Real Estate	1	207	141
Farmland	1	276	15
One to Four Family Residential	7	972	775

Total	11	$2,028	$1,114

The modification of the terms of such construction and land development loan included a reduction of loan payments and a stated rate of interest lower than the current market rate. The modification of the terms of such commercial real estate loan included an extension of the maturity date. The modification of the terms of the farmland loan included a modification in payment terms to principal only payments. The modification of the terms of such one to four family residential loans included an extension of the maturity date at a stated rate of interest lower than the current market rate, a modification in payment terms to interest only payments, extending the existing amortization, a 90-day waiver of principal payments and modification in payment terms in accordance with bankruptcy proceedings of borrowers.

The following table includes loans modified as TDRs by portfolio class at December 31, 2019:

	Number of Loans	Pre-Modification Outstanding Recorded Investment	Post-Modification Outstanding Recorded Investment
Troubled Debt Restructurings:
Commercial & Industrial	2	$573	$310
Commercial Real Estate	1	207	185
Farmland	1	276	15
One to Four Family Residential	8	1,045	836

Total	12	$2,101	$1,346

The modification of the terms of such construction and land development loan included a reduction of loan payments and a stated rate of interest lower than the current market rate. The modification of the terms of such commercial real estate loan included an extension of the maturity date. The modification of the terms of the farmland loan included a modification in payment terms to principal only payments. The modification of the terms of such one to four family residential loans included an extension of the maturity date at a stated rate of interest lower than the current market rate, a modification in payment terms to interest only payments, a 90-day waiver of principal payments and modification in payment terms in accordance with bankruptcy proceedings of borrowers.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Age Analysis of Past Due Loans by Class

Following are tables which includes an aging analysis of the recorded investment of past due loans as of March 31, 2020 and December 31, 2019.

Credit Quality Information

Age Analysis of Past Due Loans by Class of Loan

As of March 31, 2020

	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 days Past Due	Total Nonaccrual Loans	Total Receivables
Construction & land development	$106,439	$—	$14	$—	$183	$106,636
Multifamily	22,767	—	—	—	94	22,861
Commercial real estate	397,557	538	—	—	579	398,674
Commercial & industrial	59,467	312	6	—	2	59,787
Agricultural	15,138	—	—	—	38	15,176
Farmland	66,443	1,294	51	—	105	67,893
One to four family residential	203,320	466	—	—	1,742	205,528
Consumer	21,070	100	11	—	16	21,197
Other	1,787	—	—	—	—	1,787

Ending balance	$893,988	$2,710	$82	$—	$2,759	$899,539

Credit Quality Information

Age Analysis of Past Due Loans by Class of Loan

As of December 31, 2019

	Current	30-59 Days Past Due	60-89 Days Past Due	Greater than 90 days Past Due	Total Nonaccrual Loans	Total Receivables
Construction & land development	$110,966	$14	$32	$—	$10	$111,022
Multifamily	26,396	—	—	—	220	26,616
Commercial real estate	390,914	544	—	—	551	392,009
Commercial & industrial	58,801	108	48	—	13	58,970
Agricultural	12,767	—	—	—	106	12,873
Farmland	69,067	291	18	—	104	69,480
One to four family residential	207,684	1,066	126	—	1,665	210,541
Consumer	21,761	72	—	—	31	21,864
Other	2,279	—	—	—	—	2,279

Ending balance	$900,635	$2,095	$224	$—	$2,700	$905,654

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Nonaccrual Loans

Generally, consumer loans not secured by real estate or autos are placed on nonaccrual status only when part of the principal has been charged off. These loans are charged off or charged down to the net realizable value of the collateral when deemed uncollectible, due to bankruptcy or other factors.

The Bank places a loan on nonaccrual status, until it qualifies for return to accrual status. Generally, the Bank returns a loan to accrual status when (a) all delinquent interest and principal become current under the terms of the loan agreement or (b) the loan is both well-secured and in the process of collection and collectability is no longer doubtful.

The Bank has determined that the entire balance of a loan is contractually delinquent for all classes if the minimum payment is not received by the specified due date on the borrower’s statement. Interest and fees continue to accrue on past due loans until the date the loan goes into nonaccrual status, if applicable.

Impaired Loans

The Bank considers a loan to be impaired when, based on current information and events, the Bank determines that the Bank will not be able to collect all amounts due according to the loan contract, including scheduled interest payments. Determination of impairment is treated the same across all classes of loans. When the Bank identifies a loan as impaired, the Bank measures the impairment based on the current fair value of the collateral, less selling costs when foreclosure is probable, instead of discounted cash flows. If the Bank determines that the value of the impaired loan is less than the recorded investment in the loan (net of previous charge-offs, deferred loan fees or costs and unamortized premium or discount), the Bank recognizes impairment through an allowance estimate or a charge-off to the allowance.

When the ultimate collectability of the total principal of an impaired loan is in doubt and the loan is on nonaccrual status, all payments are applied to principal, under the cost recovery method. When the ultimate collectability of the total principal of an impaired loan is not in doubt and the loan is on nonaccrual status, contractual interest is credited to interest income when received, under the cash basis method.

The amount of interest not accrued on impaired loans did not have a significant effect on earnings for the three months ended March 31, 2020 and the year ended December 31, 2019. The Bank is not committed to lend additional funds to debtors whose loans have been modified.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Impaired Loans (continued)

The following tables include the recorded investment and unpaid principal balances for impaired loans with the associated allowance amount, if applicable. The Bank determined the specific allowance based on the current fair value of the collateral, less selling costs.

Impaired loans information

Impaired loans by class with no related allowance recorded

As of March 31, 2020

	Recorded investment	Unpaid principal balance	Related allowance	Interest income recognized
Construction & land development	$248	$248	$—	$—
Multifamily	94	94	—	—
Commercial real estate	834	832	—	2
Commercial & industrial	19	18	—	1
Agricultural	38	38	—	—
Farmland	1,436	1,423	—	12
One to four family residential	2,580	2,576	—	4
Consumer	26	26	—	—

Ending Balance	$5,275	$5,255	$—	$19

Impaired loans information

Impaired loans by class with an allowance recorded

As of March 31, 2020

	Recorded investment	Unpaid principal balance	Related allowance	Interest income recognized
Construction & land development	$14	$14	$6	$—
Multifamily	—	—	—	—
Commercial real estate	28	28	4	—
Commercial & industrial	54	54	54	—
Agricultural	—	—	—	—
Farmland	51	51	8	—
One to four family residential	647	647	184	2
Consumer	34	33	16	—

Ending Balance	$828	$827	$272	$2

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

Impaired Loans (continued)

Impaired loans information

Impaired loans by class with no related allowance recorded

As of December 31, 2019

	Recorded investment	Unpaid principal balance	Related allowance	Interest income recognized
Construction & land development	$76	$76	$—	$1
Multifamily	—	—	—	—
Commercial real estate	738	737	—	1
Commercial & industrial	23	22	—	1
Agricultural	—	—	—	—
Farmland	1,439	1,428	—	10
One to four family residential	2,200	2,195	—	6
Consumer	39	39	—	—

Ending Balance	$4,515	$4,497	$—	$19

Impaired loans information

Impaired loans by class with an allowance recorded

As of December 31, 2019

	Recorded investment	Unpaid principal balance	Related allowance	Interest income recognized
Construction & land development	$324	$323	$131	$1
Multifamily	220	220	104	—
Commercial real estate	761	760	152	1
Commercial & industrial	68	68	64	—
Agricultural	105	105	3	—
Farmland	53	53	10	—
One to four family residential	1,144	1,142	321	2
Consumer	41	41	21	—

Ending Balance	$2,716	$2,712	$806	$4

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Loans (continued)

In the ordinary course of business, the Bank makes loans to its (and the Company’s) executive officers and directors and to companies in which these officers and directors are principal owners. In the opinion of management, these loans are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated persons.

The following is a summary of loans made to such borrowers at March 31, 2020 and December 31, 2019.

	2020	2019
Beginning balance	$519	$603
Advances	10	212
Repayments	(184)	(296)

Ending balance	$345	$519

The Bank had loan commitments to these related parties of $1,785 at March 31, 2020 and at December 31, 2019.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Regulatory Capital and Dividend Restrictions

The Company (on a consolidated basis) and the Bank are subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions, by regulators that, if undertaken, could have a direct material effect on the Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of their assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors. Prompt corrective action provisions are not applicable to bank holding companies.

Quantitative measures established by regulation to ensure capital adequacy require the maintenance of minimum amounts and ratios of Total Capital, Tier I Capital and Common Equity Tier 1 Capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I Capital (as defined) to average assets (as defined). Management believes, as of March 31, 2020 and December 31, 2019, that all capital adequacy requirements have been met.

The most recent notification by the Federal Deposit Insurance Company, as of December 31, 2019 categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To remain as well capitalized the Bank must maintain the ratios as set forth in the following tables. There are no conditions or events since that notification that management believes have changed the institution’s category.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Regulatory Capital and Dividend Restrictions (continued)

The Company’s and Bank’s actual capital amounts and ratios as of March 31, 2020 and December 31, 2019, were as set forth in the following tables.

	Actual		Minimum Capital		Well Capitalized
	Amount	Ratio	Amount	Ratio	Amount	Ratio
March 31, 2020:
Company:
Total capital (to risk weighted assets)	$103,631	11.0%	$75,684	8.0%	Not applicable
Tier I capital (to risk weighted assets)	96,349	10.2%	56,763	6.0%	Not applicable
Tier I capital (to average assets)	96,349	8.4%	45,699	4.0%	Not applicable
Common Equity Tier 1 capital (to risk weighted assets)	81,350	8.6%	42,572	4.5%	Not applicable

Bank:
Total capital (to risk weighted assets)	$106,652	11.3%	$75,626	8.0%	$94,533	10.0%
Tier I capital (to risk weighted assets)	99,370	10.5%	56,720	6.0%	75,626	8.0%
Tier I capital (to average assets)	99,370	8.7%	45,671	4.0%	57,088	5.0%
Common Equity Tier 1 capital (to risk weighted assets)	99,370	10.5%	42,540	4.5%	61,446	6.5%

December 31, 2019:
Company:
Total capital (to risk weighted assets)	$109,962	11.8%	$74,810	8.0%	Not applicable
Tier I capital (to risk weighted assets)	102,064	10.9%	56,107	6.0%	Not applicable
Tier I capital (to average assets)	102,064	9.1%	44,928	4.0%	Not applicable
Common Equity Tier 1 capital (to risk weighted assets)	87,019	9.3%	42,080	4.5%	Not applicable

Bank:
Total capital (to risk weighted assets)	$112,502	12.1%	$74,518	8.0%	$93,148	10.0%
Tier I capital (to risk weighted assets)	104,604	11.2%	55,889	6.0%	74,518	8.0%
Tier I capital (to average assets)	104,604	9.3%	44,782	4.0%	55,978	5.0%
Common Equity Tier 1 capital (to risk weighted assets)	104,558	11.2%	41,916	4.5%	60,546	6.5%

Dividends paid by the Bank are the primary source of funds available to the Company for payment of dividends to its shareholders and other cash needs. Applicable Federal and State statutes and regulations impose restrictions on the amounts of dividends that may be declared by the Bank. In addition to the formal statutes and regulations, regulatory authorities also consider the adequacy of the Bank’s total capital in relation to its assets, deposits and other such items and, as a result, capital adequacy considerations could further limit the availability of dividends from the Bank. The ability of the Company to pay dividends on its common stock is restricted by state banking laws, the FDIA, and FDIC regulations.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Fair Value of Financial Instruments

In accordance with the Fair Value Measurements and Disclosure topic of the FASB ASC, disclosure of fair value information about financial instruments, whether or not recognized in the balance sheets, is required. Fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is best determined based upon quoted market prices. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instruments. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The fair value guidance provides a consistent definition of fair value, which focuses on exit price in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions. If there has been a significant decrease in the volume and level of activity for the asset or liability, a change in valuation technique or the use of multiple valuation techniques may be appropriate. In such instances, determining the price at which willing market participants would transact at the measurement date under current market conditions depends on the facts and circumstances and requires use of significant judgment. The fair value is a reasonable point within the range that is most representative of fair value under current market conditions.

Fair Value Hierarchy

In accordance with this guidance, the Company groups its financial assets and financial liabilities generally measured at fair value in three levels, based on the markets in which the assets and liabilities are traded and the reliability of the assumptions used to determine fair value.

Level 1 - Valuation is based on quoted prices in active markets for identical assets or liabilities that the reporting entity has the ability to access at the measurement date. Level 1 assets and liabilities generally include debt and equity securities that are traded in an active exchange market. Valuations are obtained from readily available pricing sources for market transactions involving identical assets or liabilities.

Level 2 - Valuation is based on inputs other than quoted prices included within level 1 that are observable for the asset or liability, either directly or indirectly. The valuation may be based on quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the asset or liability.

Level 3 - Valuation is based on unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models, discounted cash flow methodologies, or similar techniques, as well as instruments for which determination of fair value requires significant management judgment or estimation.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

The following methods and assumptions were used by the Company in estimating fair value disclosures for financial instruments:

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Fair Value Instruments (continued)

Investments and mortgage-backed securities - Where quoted prices are available in an active market, we classify the securities within level 1 of the valuation hierarchy. Securities are defined as both long and short positions. Level 1 securities include highly liquid government bonds and exchange-traded equities.

If quoted market prices are not available, we estimate fair values using pricing models and discounted cash flows that consider standard input factors such as observable market data, benchmark yields, interest rate volatilities, broker/dealer quotes, and credit spreads. Examples of such instruments, which would generally be classified within level 2 of the valuation hierarchy, include GSE obligations, corporate bonds, and other securities. Mortgage-backed securities are included in level 2 if observable inputs are available. In certain cases where there is limited activity or less transparency around inputs to the valuation, we classify those securities in level 3.

Cash and due from banks and interest-bearing deposits in other banks - For those short-term instruments, the carrying amount is a reasonable estimate of fair value.

Federal funds sold/purchased and securities sold under repurchase agreements - The carrying amount approximates fair value.

Loans - For variable-rate loans that re-price frequently and with no significant change in credit risk, fair value is based on carrying values. Fair values for certain mortgage loans (for example, one-to-four family residential), credit card loans, and other consumer loans are based on quoted market prices of similar sold in conjunction with securitization transactions, adjusted for differences in loan characteristics. Fair values for other loans (for example, commercial real estate and investment property mortgage loans, commercial and industrial loans) are estimated using discounted cash flow analyses, using market interest rates for comparable loans. Fair values for nonperforming loans are estimated using discounted cash flow analyses or underlying collateral values, where applicable.

Deposit liabilities - The fair values disclosed for demand deposits (for example, interest and noninterest checking, pass book savings, and certain types of money market accounts) are, by definition, equal to the amount payable on demand at the reporting date (that is, their carrying amounts). The carrying amounts of variable-rate, fixed-term money market accounts and certificates of deposit approximate their fair values at the reporting date. Fair values for fixed-rate certificates of deposit are estimated using a discounted cash flow calculation that applies market interest rates on comparable instruments to a schedule of aggregated expected monthly maturities on time deposits.

Short-term borrowings - The carrying amounts of federal funds purchased, borrowings under repurchase agreements, and other short-term borrowings maturing within ninety days approximate their fair values. Fair values of other short-term borrowings are estimated using discounted cash flow analyses based on current market rates for similar types of borrowing arrangements.

Accrued interest - The carrying amounts of accrued interest approximate fair value.

Notes payable - The fair value of advances from the FHLB are based on the discounted value of contractual cash flows, using current rates for discounting purposes.

Subordinated debentures payable to subsidiary trusts - The fair value of these instruments is based on the discounted value of contractual cash flows, using current rates for discounting purposes.

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Fair Value Instruments (continued)

Commitments to extend credit - Fair values for such commitments are typically based on fees currently charted to enter into similar agreements, taking into account the remaining terms of the agreements and the parties’ credit standing. Due to the effort and difficulty in implementing a valuation mode necessary to estimate the fair value of commitments to extend credit, the Bank does not consider this disclosure to be practicable. However, in the opinion of management, the fair value of commitments to extend credit would not be material.

Fair Value of Assets Measured on a Recurring Basis

The Company’s securities are measured on a recurring basis through a model used by the investment custodian. Many of the bond price adjustments meet level 2 criteria. Prices are derived from a model which uses actively quoted rates, prepayment models and other underlying credit and collateral data.

The Company’s interest rate swap is measured on a recurring basis through methodology utilized by our swap accounting provider. This valuation meets level 2 criteria. Prices are derived by the model which uses actively quoted market rates, prepayment projections and other underlying credit and collateral data that is observable by market participants.

The following table presents for each of the fair-value hierarchy level the Company’s financial assets and liabilities that are measured at fair value (in thousands) on a recurring basis at March 31, 2020 and December 31, 2019.

	Level 1	Level 2	Level 3
March 31, 2020:
U.S. Government agencies	$—	$10,270	$—
Mortgage-backed investments	—	67,224	—
State and political subdivisions	—	5,559	—
Corporat obligations	—	15,017	—

	$—	$98,070	$—

December 31, 2019:
U.S. Government agencies	$—	$12,535	$—
Mortgage-backed investments	—	70,676	—
State and political subdivisions	—	5,545	—
Corporat obligations		15,963

	$—	$104,719	$—

Fair Value Assets Measured on a Nonrecurring Basis

Certain assets are measured at fair value on a non-recurring basis and therefore are not included in the table above. Impaired loans are level 2 assets measured using appraisals from external parties of the collateral less any prior liens and the estimated cost of holding and selling the collateral. The Bank did not record any liabilities

STATE CAPITAL CORP. AND SUBSIDIARIES

Notes to Consolidated Financial Statements

(Dollars In Thousands, Except Share Data)

Fair Value Instruments (continued)

at fair value for which measurement of the fair value was made on a nonrecurring basis during the three months ended March 31, 2020 and the year ended December 31, 2019.

The estimated fair values of the Company’s financial instruments at March 31, 2020, were as follows:

	Carrying Amount	Fair Value
Financial assets:
Cash and due from banks and interest bearing deposits in other banks	$75,314	$75,314
Securities available-for-sale	98,070	98,070
Loans , net of allowances for loan losses	892,258	890,085
Accrued interest receivable	3,665	3,665
Financial liabilities:
Noninterest bearing deposits	139,347	139,347
Interest bearing deposits	876,567	808,649
Short term borrowings and notes payable	13,979	13,684
Debentures	15,465	15,465
Interest payable	2,859	2,859

The estimated fair values of the Company’s financial instruments at December 31, 2019, were as follows:

	Carrying Amount	Fair Value
Financial assets:
Cash and due from banks and interest bearing deposits in other banks	$47,518	$47,518
Securities available-for-sale	104,719	104,719
Loans , net of allowances for loan losses	897,767	899,636
Accrued interest receivable	3,830	3,830
Financial liabilities:
Noninterest bearing deposits	130,238	130,238
Interest bearing deposits	868,077	820,764
Short term borrowings and notes payable	15,366	15,426
Debentures	15,465	15,465
Interest payable	2,807	2,807